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                                                                   Exhibit 99(a)
                        KEYCORP STUDENT LOAN TRUST 2000-B

                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------

Distribution Date:  July 25, 2001

(i)       Amount of principal being paid or distributed in respect of the Class A-1 Notes:
                        $14,126,372.28
                        ---------------
                       ($ 0.0000942, per $1,000 original principal amount of Class A-1 Notes)
                        ---------------
(ii)      Amount of principal being paid or distributed in respect of the Class A-2 Notes:
                        $0.00
                        ---------------
                       ($      -   , per $1,000 original principal amount of Class A-2 Notes)
                        ---------------
(iii)     Amount of interest being paid or distributed in respect of the Class A-1 Notes:
                        $1,294,012.81
                        ---------------
                       ($ 0.0000086, per $1,000 original principal amount of Class A-1 Notes)
                        ---------------
(iv)      Amount of interest being paid or distributed in respect of the Class A-2 Notes:
                        $5,754,407.12
                        ---------------
                       ($ 0.0000119, per $1,000 original principal amount of Class A-2 Notes)
                        ---------------
(v)       Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
          (1)    Distributed to Class A-1 Noteholders:
                        $   0.00
                        ---------------
                       ($    -     , per $1,000 original principal amount of Class A-1 Notes)
                        ---------------

          (2)    Distributed to Class A-2 Noteholders:
                        $0.00
                        ---------------
                       ($    -     , per $1,000 original principal amount of Class A-2 Notes)
                        ---------------
          (3)    Balance on Class A-1 Notes:
                        $0.00
                        ---------------
                       ($    -     , per $1,000 original principal amount of Class A-1 Notes)
                        ---------------

          (4)    Balance on Class A-2 Notes:
                        $    0.00
                        ---------------
                       ($    -     , per $1,000 original principal amount of Class A-2 Notes)
                        ---------------
(vi)      Payments made under the Cap Agreement on such date:    July 24, 2001
                                                             ------------------
                       ( $   0.00    with respect to the Class A-1 Notes,
                        ---------------
                       ( $   0.00    with respect to the Class A-2 Notes;
                        ---------------
                        and the total outstanding amount owed to the Cap Provider:
                                                                                    -------------------
(vii)     Pool Balance at the end of the related Collection Period:   $557,276,533.77
                                                                      ---------------------
(viii)    After giving effect to distributions on this Distribution Date:
          (a)    (1)    Outstanding principal amount of Class A-1 Notes:     $99,538,274.83
                                                                             --------------------------
                 (2)    Pool Factor for the Class A-1 Notes:  0.66358850
                                                              ------------
          (b)    (1)    Outstanding principal amount of Class A-2 Notes:   $485,000,000.00
                                                                           ----------------------------
                 (2)    Pool Factor for the Class A-2 Notes:  1.00000000
                                                              ------------

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

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
(ix)      Note Interest Rate for the Notes:
          (a)    In general
                 (1)    Three-Month Libor was
                        4.3837500% for the period
                        -----------
                 (2)    The Student Loan Rate was:  6.9150847%
                                                   -------------
          (b)    Note Interest Rate for the Class A-1 Notes:  4.5037500%  (Based on 3-Month LIBOR)
                                                             -------------
          (c)    Note Interest Rate for the Class A-2 Notes:  4.6937500%  (Based on 3-Month LIBOR)
                                                             -------------

(x)              Amount of Master Servicing Fee for  related Collection Period:   $696,721.09
                                                                                 -------------
                         $ 0.000004645 , per $1,000 original principal amount of Class A-1 Notes.
                        --------------
                         $ 0.000001437 , per $1,000 original principal amount of Class A-2 Notes.
                        --------------

(xi)             Amount of Administration Fee for related Collection Period:  $3,000.00
                                                                              -----------
                         $ 0.000000020 , per $1,000 original principal amount of Class A-1 Notes.
                        --------------
                         $ 0.000000006 , per $1,000 original principal amount of Class A-2 Notes.
                        --------------

(xii)     (a)    Aggregate amount of Realized Losses (if any) for the related Collection Period: ($120,036.68)
                                                                                                 --------------

          (b)    Delinquent Contracts                      # Disb.       %            $ Amount        %
                                                           -------       -            --------        -
                 30-60 Days Delinquent                       666       1.53%        $ 7,468,078      2.07%
                 61-90 Days Delinquent                       369       0.85%        $ 3,968,138      1.10%
                 91-120 Days Delinquent                      505       1.16%        $ 5,600,527      1.55%
                 More than 120 Days Delinquent               744       1.71%        $ 7,066,839      1.96%
                 Claims Filed Awaiting Payment               179       0.41%        $ 2,159,936      0.60%
                                                             ---       ----         -----------      ----
                    TOTAL                                  2,463       5.68%       $ 26,263,518      7.29%

          (c)    Amounts of any Insured Payments made under the Securities Guaranty Ins Policy:                      $0.00
                                                                                                          ----------------
          (d)    Reserve Account Balance                                                                    $10,476,631.32
                                                                                                          ----------------
                 Draw for this Distribution Date                                                                     $0.00
                                                                                                          ----------------
                 Realized Loss Draw                                                                                  $0.00
                                                                                                          ----------------
(xiii)    Amount in the Prefunding Account:  $26,085,956.78
                                             ---------------
(xiv)     Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire
                 Subsequent Pool Student Loans: $         -
                                             ---------------
(xv)      Amount in the Pre-Funding Account at the end of the Funding period to be distributed:                      $0.00
                                                                                                          ----------------
(xvi)     Amount of Insurer Premuim paid to the Securities Insurer on such Distribution Date:                  $131,000.00
                                                                                                          ----------------
(xvii)    Amount received from Securities Insurer with respect to the Securities
          Guaranty Insurance Policy:
                                      ----------------

(xviii)   Amount paid to the Securities Insurer in reimbursement of all Insured Payments made pursuant
          to the Securities Guaranty Insurance Policy:           $0.00
                                                      ----------------
(xix)     The Trust Swap Pymt Amount paid to the Swap Counterparty on such Dist Date:                          $100,860.82
                                                                                                          ----------------
          The Amount of any Net Trust Swap Pymt Carryover Shotrfall for such Dist Date:                              $0.00
                                                                                                          ----------------
          The Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                                 $0.00
                                                                                                          ----------------
          The Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                                 $0.00
                                                                                                          ----------------
          and the amount of any Termination Pymt either paid by or made to the Trust on                              $0.00
                                                                                                          ----------------
          such Distribution Date:


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